Thrivent Variable Life Account I
Thrivent Variable Annuity Account I
Thrivent Variable Annuity Account II
Thrivent Variable Annuity Account A
Thrivent Variable Annuity Account B
TLIC Variable Annuity Account A
Thrivent Series Fund, Inc.

Supplement to Prospectuses dated May 1, 2004
Regarding
Thrivent Partner High Yield Subaccount
Thrivent Partner High Yield Portfolio

Effective December 30, 2004, the name of Thrivent Partner High Yield subaccount will be changed to Thrivent High Yield II Subaccount and the name of Thrivent Partner High Yield Portfolio will be changed to Thrivent High Yield Portfolio II.

The date of this Supplement is November 23, 2004.

Please include this Supplement with your Prospectus.